Ambiq Reports Fourth Quarter and Full Year 2025 Financial Results

Full Year 2025 net sales of $72.5 million, with sequential growth in net sales in every quarter of the year

Fourth quarter net sales of $20.7 million exceeded guidance and marked the highest quarterly net sales of 2025 driven by accelerated customer demand and strong operational execution

Fourth quarter GAAP gross margin of 42.7%; non-GAAP gross margin of 45.5%, reflecting successful scaling across higher-value customers and broader market diversification

Expect strong first quarter net sales of $21.0 million to $22.0 million, reflecting growing momentum in advanced edge AI adoption

AUSTIN, Texas, March 5, 2026 — Ambiq Micro, Inc. (“Ambiq”) (NYSE: AMBQ), a technology leader in ultra-low-power semiconductor solutions for edge AI, today announced financial results for the fourth quarter and full year 2025.

Full Year 2025 and Recent Highlights

•
Strong performance on accelerating demand for edge AI solutions: Fourth quarter net sales were ahead of guidance with sequential net sales growth in every quarter of 2025.
•
Continued AI-driven margin expansion: Delivered year-over-year margin expansion in the fourth quarter and full year 2025, driven by a shift toward higher-value revenue streams and greater geographic diversification. Full year 2025 gross profit was the highest in Company history.
•
Advanced ultra-low-power AI silicon innovation: Unveiled Atomiq®, the world’s first ultra-low-power NPU SoC built on Ambiq’s SPOT® architecture. Launched three new Apollo variants, expanding our portfolio and enabling edge AI capabilities across a broader range of devices and end-markets.
•
Expanded industrial edge AI presence: Announced partnership with RONDS to enable large-scale deployment of always-on, battery-powered AI sensors for heavy industrial applications.
•
Recognized as an award-winning edge AI platform: neuralSPOT® software development kit (SDK) was honored as EDN’s 2025 Product of the Year, highlighting Ambiq’s differentiated approach to accelerating ultra-low-power edge AI development and deployment across key end markets.
•
Received strong market interest in Ambiq’s strategy and growth opportunity: Ambiq completed an upsized initial public offering and a follow-on offering, generating $102.7 and $76.8 million in net proceeds, respectively.
•
Strengthened leadership and governance: Ambiq welcomed Dr. Bernard (Bernie) Banks to its Board of Directors and Michele Connors as its General Counsel.

Management Commentary

“Our fourth quarter results represented the highest quarterly net sales of 2025, and full year 2025 gross profit was the highest in Company history, reflecting robust end customer demand and continued adoption of our higher-value Apollo platforms. Throughout the year, we expanded and diversified our customer base, introduced products to enhance more complex edge AI capabilities and completed a successful IPO and follow-on offering in early 2026,” said Fumihide Esaka, CEO of Ambiq. “We are entering 2026 with meaningful momentum and expect a year of strong growth as our differentiated ultra-low power SPOT platform powers the next wave of edge AI adoption and helps make intelligent, always-on devices a reality across markets.”

Summary of Fourth Quarter 2025 Results

GAAP ($ in thousands)	Three months ended December 31,	Three months ended September 30,	Three months ended December 31,	Quarter over quarter change	Year over year change
	2025	2025	2024
Net sales	$20,744	$18,165	$20,339	14.2%	2.0%
Gross profit	$8,859	$7,677	$5,048	15.4%	75.5%
Gross margin	42.7%	42.3%	24.8%	0.5 pts	17.9 pts
Operating expense	$20,821	$17,720	$15,419	17.5%	35.0%
Net loss attributable to common stockholders	$(10,679)	$(9,002)	$(10,191)	$(1,677)	$(488)
Net loss per share attributable to common stockholders	$(0.58)	$(0.72)	$(26.41)	$0.14	$25.82

NON-GAAP FINANCIAL MEASURES* ($ in thousands)	Three months ended December 31,	Three months ended September 30,	Three months ended December 31,	Quarter over quarter change	Year over year change
	2025	2025	2024
Non-GAAP Gross profit	$9,436	$8,141	$5,376	15.9%	75.5%
Non-GAAP Gross margin	45.5%	44.8%	26.4%	0.7 pts	19.1 pts
Non-GAAP Operating expense	$16,599	$13,162	$13,092	26.1%	26.8%
Non-GAAP Net loss attributable to common stockholders	$(5,861)	$(3,977)	$(7,533)	$(1,884)	$1,672
Non-GAAP Net loss per share attributable to common stockholders	$(0.32)	$(0.32)	$(19.52)	$(0.00)	$19.20

Summary of Full Year 2025 Results

GAAP ($ in thousands)	Year Ended December 31,	Year Ended December 31,	Year over year change
	2025	2024
Net sales	$72,514	$76,067	(4.7%)
Gross profit	$32,095	$24,291	32.1%
Gross margin	44.3%	31.9%	12.3 pts
Operating expense	$71,638	$64,904	10.4%
Net loss attributable to common stockholders	$(36,461)	$(42,385)	14.0%
Net loss per share attributable to common stockholders	$(4.57)	$(113.50)	96.0%

NON-GAAP FINANCIAL MEASURES* ($ in thousands)	Year Ended December 31,	Year Ended December 31,	Year over year change
	2025	2024
Non-GAAP Gross profit	$32,628	$23,942	36.3%
Non-GAAP Gross margin	45.0%	31.5%	13.5 pts
Non-GAAP Operating expense	$56,728	$53,478	6.1%
Non-GAAP Net loss attributable to common stockholders	$(20,918)	$(31,331)	33.2%
Non-GAAP Net loss per share attributable to common stockholders	$(2.62)	$(83.90)	96.9%

*Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expense and non-GAAP net loss attributable to common stockholders are non-GAAP financial measures. See "Non-GAAP Financial Measures" below for definitions of each of these measures, and the tables accompanying this press release for reconciliations of these measures to their most comparable GAAP measure.

First Quarter Business Outlook1

Ambiq’s current expectations for the quarter ending March 31, 2026, include the following:

•
Net sales within a range of $21.0 million to $22.0 million
•
Non-GAAP gross margin between 44.0% and 45.0%
•
Non-GAAP operating expense of 18.0 million to $18.5 million
•
Non-GAAP net loss per share within a range of ($0.39) to ($0.33) based on a weighted average share count of 20.38 million shares outstanding

1Ambiq's financial outlook is based on assumptions that it believes to be reasonable as of the date of this release, but may be materially affected by many factors, as discussed below in "Forward-Looking Statements." Actual results may vary from the guidance and the variations may be material. We undertake no intent or obligation to publicly update or revise this outlook, whether as a result of new information, future events or otherwise, except as required by law. The Company is unable to include a reconciliation of forward-looking non-GAAP net loss per share, non-GAAP gross margin and non-GAAP operating expense to the most directly comparable GAAP measure without unreasonable effort due to the high variability with respect to the impact of items such as depreciation and amortization and, stock-based compensation expense and other items that are excluded from these non-GAAP measures.

Conference Call

Ambiq will host a conference call for analysts and investors today at 8:30 a.m. Eastern Time. Interested participants can access the call by dialing 1-800-715-9871 and providing conference ID 3633496. International callers may join the call by dialing +1-646-307-1963, using the same code. The call will also be available as a live and archived webcast on the Events & Presentations section of Ambiq's Investor Relations website.

A telephone replay of the conference call will be available approximately two hours after the call through Thursday, March 12, 2026, at 11:59 PM EST. The replay can be accessed by dialing +1-800-770-2030 and using the playback ID 3633496. International callers should dial +1-609-800-9909 and enter the same ID at the prompt.

About Ambiq Micro

Headquartered in Austin, Texas, Ambiq's mission is to enable intelligence (artificial intelligence (AI) and beyond) everywhere by delivering the lowest power semiconductor solutions. Ambiq enables its customers to deliver AI compute at the edge where power consumption challenges are the most severe. Ambiq's technology innovations, built on the patented and proprietary subthreshold power optimized technology (SPOT®), fundamentally deliver a multi-fold improvement in power consumption over traditional semiconductor designs. Ambiq has powered over 290 million devices to date. For more information, visit www.ambiq.com.

Non-GAAP Financial Measures

Ambiq supplements its reporting of financial information determined under generally accepted accounting principles in the United States of America (GAAP), including the use of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP R&D expenses, non-GAAP SG&A expenses and non-GAAP net loss attributable to common stockholders. These non-GAAP financial measures help management make strategic decisions, establish budgets and operational goals for managing the business, analyzing financial results, and evaluating business performance. Ambiq defines non-GAAP gross profit as gross profit adjusted to exclude expenses not directly attributable to gross profit, such as depreciation and amortization, stock-based compensation and gain on nonmonetary transaction. Ambiq defines non-GAAP gross margin as non-GAAP gross profit as a percentage of net sales. Ambiq defines non-GAAP operating expenses, non-GAAP R&D expenses and non-GAAP SG&A expenses as operating expenses, R&D expenses and SG&A expenses, as applicable, adjusted to exclude expenses not directly attributable to operating expenses, R&D expenses and SG&A expenses, as applicable, such as depreciation and amortization, stock-based compensation, severance costs, IPO-related bonus and IPO and other transaction costs, as applicable. Ambiq defines non-GAAP net loss attributable to common stockholders as net loss attributable to common stockholders adjusted to exclude expenses not directly attributable to the performance of operations, such as income taxes, depreciation and amortization, stock-based compensation, gain on nonmonetary transaction, severance costs, IPO-related bonus, IPO and other transaction costs and warrant valuation.

Ambiq believes these non-GAAP financial measures provide additional tools for investors to use in comparing core business and results of operations over multiple periods with other companies in the industry, many of which present similar non-GAAP financial measures. However, Ambiq's presentation of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP R&D expenses, non-GAAP SG&A expenses, and non-GAAP net loss attributable to common stockholder may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. These non-GAAP measures have limitations, and should not be considered as the sole measures of our performance and should not be considered in isolation from, or as a substitute for, the most comparable measure calculated in accordance with GAAP.

Forward-Looking Statements

The statements contained in this press release that are not historical facts are forward-looking statements. You can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "should," "seeks," "intends," "plans," "estimates," or "anticipates," or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements may be included throughout this press release, and include, but are not limited to, statements relating to Ambiq's expectations around its strategic initiatives, growth trajectory and expected first quarter and full year business outlook. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify including those described in the section titled "Risk Factors" in Ambiq's Quarterly Report on 10-Q for the quarter ended September 30, 2025, as well as in other filings Ambiq may make with the SEC in the future. Ambiq's expectations, beliefs and projections are expressed in good faith and Ambiq believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Any forward-looking statement in this press release speaks only as of the date of this release. Ambiq undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

AMBIQ MICRO, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share amounts)

	December 31,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$140,275	$60,981
Accounts receivable, net	7,286	10,401
Inventories, net	16,937	15,008
Prepaid expenses and other current assets	3,421	2,566
Total current assets	$167,919	$88,956
Property, equipment and software, net of accumulated depreciation and amortization of $14,632 and $13,158, respectively	4,137	2,616
Right-of-use assets, net	638	928
Intangible assets, net of accumulated amortization of $10,752 and $5,082, respectively	11,593	11,729
Other assets	393	49
Total assets	$184,680	$104,278
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$8,577	$2,933
Accrued and other current liabilities	10,201	8,202
Short-term lease liabilities	400	633
Total current liabilities	$19,178	$11,768
Long-term lease liabilities	278	333
Warrant liabilities	—	112
Other long-term liabilities	2,765	6,317
Total liabilities	$22,221	$18,530
Commitments and contingencies (Note 9)
Redeemable convertible preferred stock, $0.000001 par value; 10,000,000 shares authorized; 0 and 341,496,158 shares issued and outstanding at December 31, 2025 and December 31, 2024	$—	$378,150
Stockholders’ equity (deficit):
Common stock, $0.000001 par value; 500,000,000 shares authorized; 18,316,928 shares and 434,720 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	—	—
Additional paid-in-capital	519,610	28,368
Accumulated deficit	(356,711)	(320,250)
Accumulated other comprehensive loss	(440)	(520)
Total stockholders’ equity (deficit)	162,459	(292,402)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$184,680	$104,278

AMBIQ MICRO, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited and in thousands, except share and per share amounts)

	2025	2024
Net sales	$72,514	$76,067
Cost of sales	40,419	51,776
Gross profit	32,095	24,291
Operating expenses:
Research and development	38,486	37,168
Selling, general, and administrative	33,152	27,736
Total operating expenses	71,638	64,904
Loss from operations	(39,543)	(40,613)
Other income, net	3,122	980
Loss before income taxes	(36,421)	(39,633)
Provision for income taxes	40	28
Net loss	$(36,461)	$(39,661)
Deemed dividends	—	(2,724)
Net loss attributable to common stockholders	$(36,461)	$(42,385)
Net loss per share attributable to common stockholders, basic and diluted	$(4.57)	$(113.50)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	7,977,360	373,446
Comprehensive loss:
Currency translation adjustment	80	319
Comprehensive loss	$(36,381)	$(39,342)
Deemed dividends	—	(2,724)
Comprehensive loss attributable to common stockholders	$(36,381)	$(42,066)

AMBIQ MICRO, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited and in thousands)

	2025	2024
Cash flows from operating activities
Net loss	$(36,461)	$(39,661)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,215	6,246
Stock-based compensation	6,835	5,174
Gain on receipt of nonmonetary tangible assets	(1,600)	(1,600)
Change in right-of-use assets	698	987
Non-cash issuance of warrants	—	1,940
Change in warrant valuations and cancellations	60	(51)
Inventory valuation adjustment	199	428
Other	(110)	—
Changes in operating assets and liabilities
Accounts receivable	3,226	1,754
Inventories	(2,128)	6,041
Prepaid expenses and other assets	(1,188)	521
Accounts payable and accrued liabilities	4,197	(2,744)
Current and long-term liabilities	(633)	(463)
Net cash used in operating activities	(19,690)	(21,428)
Cash flows from investing activities
Purchase of intangible assets	(6,099)	(3,073)
Purchases of property, equipment and software	(1,344)	(658)
Net cash used in investing activities	(7,443)	(3,731)
Cash flows from financing activities
Proceeds from issuance of common stock in connection with initial public offering, net of underwriting discounts and commissions	102,672	—
Payment of deferred offering costs	(2,829)	—
Proceeds from issuance of preferred stock, net of issuance costs	—	57,989
Proceeds from exercise of stock options	839	854
Proceeds from exercise of warrants	5,702	—
Net cash provided by financing activities	106,384	58,843
Effect of exchange rate changes on cash and cash equivalents	43	(24)
Net increase in cash and cash equivalents	79,294	33,660
Cash and cash equivalents at beginning of period	60,981	27,321
Cash and cash equivalents at end of period	$140,275	$60,981
Supplemental disclosure of non-cash investing and financing activities
Intangible assets in accounts payable, accrued and other long-term liabilities	9,764	10,328
Gain on receipt of nonmonetary tangible asset	1,600	1,600
Right-of-use assets obtained in exchange for new operating lease liabilities	—	1,207
Non-cash deferred offering costs	(300)	—
Deemed dividends	—	2,724

The following table reconcile the most directly comparable GAAP financial measure to each of these non-GAAP financial measures.

Non-GAAP Net Loss:

	Three months ended December 31,		Year Ended December 31,		Three months ended September 30,
	2025	2024	2025	2024	2025
	(in thousands)
Net loss attributable to common stockholders	$(10,679)	$(10,191)	$(36,461)	$(42,385)	$(9,002)
Add:
Income taxes	19	3	40	28	3
Depreciation and amortization	1,648	1,695	7,215	6,246	1,754
Stock-based compensation	3,151	863	6,835	5,174	2,068
Gain on nonmonetary transaction	—	—	(1,600)	(1,600)	—
Severance costs	—	—	—	706	—
IPO-related bonus	—	—	1,200	—	1,200
IPO and other transaction costs	—	97	1,793	551	—
Warrant valuation	—	—	60	(51)	—
Non-GAAP net loss attributable to common stockholders	$(5,861)	$(7,533)	$(20,918)	$(31,331)	$(3,977)

Non-GAAP Gross Profit and Non-GAAP Gross Margin:

	Three months ended December 31,		Year Ended December 31,		Three months ended September 30,
	2025	2024	2025	2024	2025
	(in thousands)
Gross profit	$8,859	$5,048	$32,095	$24,291	$7,677
Add:
Depreciation and amortization	475	252	1,906	895	439
Stock-based compensation	102	76	227	356	25
Gain on nonmonetary transaction	—	—	(1,600)	(1,600)	—
Non-GAAP gross profit	$9,436	$5,376	$32,628	$23,942	$8,141

Non-GAAP Operating Expenses:

	Three months ended December 31,		Year Ended December 31,		Three months ended September 30,
	2025	2024	2025	2024	2025
	(in thousands)
Operating expenses	$20,821	$15,419	$71,638	$64,904	$17,720
Less:
Depreciation and amortization	1,173	1,443	5,309	5,351	1,315
Stock-based compensation	3,049	787	6,608	4,818	2,043
Severance	—	—	—	706	—
IPO-related bonus	—	—	1,200	—	1,200
IPO and other transaction costs	—	97	1,793	551	—
Non-GAAP operating expenses	$16,599	$13,092	$56,728	$53,478	$13,162

	Three months ended December 31,		Year Ended December 31,		Three months ended September 30,
Research and development	2025	2024	2025	2024	2025
	(in thousands)
Operating expenses	$12,012	$8,773	$38,486	$37,168	$8,889
Less:
Depreciation and amortization	1,136	1,410	5,061	5,116	1,279
Stock-based compensation	1,609	396	2,589	2,416	263
Severance	—	—	—	439	—
IPO-related bonus	—	—	433	—	433
Non-GAAP operating expenses	$9,268	$6,967	$30,403	$29,196	$6,915

	Three months ended December 31,		Year Ended December 31,		Three months ended September 30,
Selling, general, and administrative	2025	2024	2025	2024	2025
	(in thousands)
Operating expenses	$8,809	$6,646	$33,152	$27,736	$8,831
Less:
Depreciation and amortization	37	33	248	235	36
Stock-based compensation	1,440	392	4,019	2,402	1,781
Severance	—	—	—	267	—
IPO-related bonus	—	—	767	—	767
IPO and other transaction costs	—	97	1,793	551	—
Non-GAAP operating expenses	$7,331	$6,124	$26,324	$24,282	$6,247

Non-GAAP Net Loss Attributable to Common Stockholders:

	Three months ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	(In thousands, except share and per share amounts)
GAAP net loss attributable to common stockholders	$(10,679)	$(10,191)	$(36,461)	$(42,385)
Weighted-average shares used in computing GAAP net loss per share	18,309,394	385,938	7,977,360	373,446
GAAP net loss per share attributable to common stockholders	$(0.58)	$(26.41)	$(4.57)	$(113.50)

Non-GAAP net loss attributable to common stockholders	$(5,861)	$(7,533)	$(20,918)	$(31,331)
Weighted-average shares used in computing non-GAAP net loss per share	18,309,394	385,938	7,977,360	373,446
Non-GAAP net loss per share attributable to common stockholders	$(0.32)	$(19.52)	$(2.62)	$(83.90)